PRUDENTIAL WORLD FUND, INC.

Prudential International Value Fund

Supplement dated July 22, 2014 to the Prospectus, Summary Prospectus and Statement of Additional Information dated December 27, 2013

Effective immediately, Greg Sleight and Guy Lakonishok, CFA join Josef Lakonishok, Menno Vermuelen, CFA and Puneet Mansharamani, CFA as Portfolio Managers for the portion of the Fund subadvised by LSV Asset Management (“LSV”). To reflect this change, the Fund’s Prospectus and Statement of Additional Information (“SAI”) are hereby changed as follows:

I.	In the section of the Prospectus entitled Summary /Management of the Fund, the following lines are hereby added to the table found in this section:
Investment Manager	Subadvisers	Portfolio Managers	Title	Service Date
Prudential Investments LLC	LSV Asset Management	Greg Sleight	Partner & Portfolio Manager	July 2014
		Guy Lakonishok, CFA	Partner & Portfolio Manager	July 2014

II.	In the section of the Prospectus entitled How the Fund is Managed/Portfolio Managers, the following is hereby added to the discussion pertaining to LSV:

Greg Sleight has served as a Quantitative Analyst of LSV since 2006, a partner since 2012 and portfolio manager since 2014. He has more than 8 years of investment experience.

Guy Lakonishok, CFA has served as a Quantitative Analyst of LSV since 2009, a partner since 2013 and portfolio manager since 2014. He has more than 13 years of investment experience.

III.	In the section of the SAI entitled Management & Advisory Arrangements/Additional Information About the Portfolio Managers – Other Accounts and Ownership of Fund Securities, the following is hereby added to the table:

Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
LSV Asset Management	Greg Sleight	None	None	None	None
	Guy Lakonishok, CFA	None	None	None	None

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